Amendment to Articles of Incorporation	12 Months Ended
Dec. 31, 2012
Amendment to Articles of Incorporation [Abstract]
Amendment to Articles of Incorporation

NOTE 16 - AMENDMENT TO ARTICLES OF INCORPORATION

On June 11, 2012, the Company filed a Certificate of Amendment to the Company's Certificate of Incorporation, as amended to date, with the Secretary of State of the State of Delaware to effect a one-for-three reverse stock split (the "Reverse Stock Split") of the issued and outstanding common stock of the Company, so that every three (3) outstanding shares of common stock before the Reverse Stock Split represents one (1) share of common stock after the Reverse Stock Split. The Reverse Stock Split became effective on and as of June 11, 2012. The Reverse Stock Split was duly approved by the Board of Directors of the Company and the Company's shareholders entitled to vote a majority of the shares of common stock pursuant to Delaware General Corporation Law.

As a result of the Reverse Stock Split, the number of outstanding shares of common stock of the Company was reduced to 10,527,637 shares. Fractional stockholdings were rounded up to the nearest whole number. Each shareholder's percentage ownership interest in the Company and proportional voting power remains unchanged after the Reverse Stock Split except for minor changes and adjustments resulting from rounding of fractional interests. The rights and privileges of the holders of common stock are substantially unaffected by the Reverse Stock Split.

All common stock based data in our consolidated financial statements and the accompanying notes has been retroactively restated to reflect this Reverse Stock Split.